                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC   20549



                                       FORM 8-K


                                    Current Report

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) September 29, 1997


                                 STARMET CORPORATION
                                 -------------------
                (Exact name of Registrant as Specified in its Charter)


      MASSACHUSETTS                 0-8836                 04-2506761
    (State or other              (Commission              (IRS Employer
    jurisdiction of              File Number)
   Identification No.)
     incorporation
    or organization)

         2229 Main Street, Concord, Massachusetts 01742
    -------------------------------------------------------
       (Address of Principal Executive Offices) (Zip Code)

                           (508) 369-5410
   --------------------------------------------------------
    (Registrant's Telephone Number, Including Area Code)

                       NUCLEAR METALS, INC.
   -------------------------------------------------------------
   (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events

    On September 29, 1997, Nuclear Metals, Inc. (the "Company") held a special meeting of its stockholders and adopted two proposals, generally described below and in the attached press release.

    Effective October 1, 1997, the name of the Company was changed to "StarMet Corporation" and the Company's ticker symbol on Nasdaq was changed to "STMT".

    The Company also received approval to reorganize into five subsidiaries to operate in the following lines of business: depleted uranium products, specialty powders, specialty metals, Beralcast-Registered Trademark-products for aerospace use, and Beralcast-Registered Trademark-products for commercial use. The Company received approval to transfer some or all of the assets, debts and obligations related to each business activity to the respective subsidiary in exchange for 100% of such subsidiary's issued and outstanding stock. The Company also received approval to transfer the remaining assets used at Carolina Metals, Inc.'s (CMI) South Carolina facility to CMI in consideration of the assumption of the debts, obligations and liabilities of such assets.

Item 7. Financial Statements and Exhibits

(c)  Exhibits.

     Exhibit No.              Exhibit

        99    Press Release dated September 29, 1997.


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STARMET CORPORATION

/s/ James M. Spiezio
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James M. Spiezio, Vice President Finance

Date: 10/15/97
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